UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated September 13, 2006.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated September 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIPHOR CORPORATION

Date: September 14, 2006

By:

/s/ Wayne Smith

Wayne Smith

Chief Financial Officer &

Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated September 13, 2006

EXHIBIT 99.1

Suite 1100, 4710 Kingsway Burnaby, BC, Canada V5H 1M2 Tel: +1.604.684.2449 Fax: +1.604.684.9314 URL: www.visiphor.com

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR TO DEVELOP NEW PRODUCT WITH CIVICA SOFTWARE

VANCOUVER, CANADA, September 13, 2006 – Visiphor Corporation (“Visiphor” or the “Company”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces that it has entered into a software OEM Agreement with Civica Software (“Civica”). The companies will jointly deliver new software products, the first being InForce Connect. This product provides a combination of Visiphor’s federated query capability with Civica’s electronic bulletin system to public safety officials.  InForce Connect is the latest addition to Visiphor’s Briyante Integration Environment (BIE) family of solutions for Law Enforcement and Justice. Visiphor and Civica have complimentary software offerings and under this agreement, they will market each other’s software products.

“We see great synergy and business opportunity from our new business relationship with Civica”, said Roy Trivett, president and CEO of Visiphor. “Our customers will now have continuous, real-time access to news and alerts across an entire region of agencies. This breakthrough is accomplished despite the fact that the agencies are supported by a variety of disparate information technologies.”

“Local government agencies want to share information securely over the internet.  The value of our web products are significantly enhanced by their integration into Visiphor’s rapidly deployable data sharing networks”, said Martin Alper, Chairman Civica Software.  “The solution is technologically advanced, yet affordable and simple to operate.”

The Company also announces that further to its news release of August 31, 2006 it has completed the debt settlement of $413,337 in debt owing to two non-arms length parties through the issuance of 918,525 Common Shares at $0.45 per share.  The common shares are subject to a hold period that expires on December 31, 2006.

The securities will not be registered under the United States Securities Act of 1933, as amended (the "US Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, “US persons”, as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the US Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Civica

Civica Software is a division of Pixelpushers, Inc., and is located in Newport Beach, California. Civica builds e-government solutions, ranging from government intranets to full Website content management.  As a core offering, the CrimeConnect software solution is a secure Web-based tactical crime information sharing system that enables multiple jurisdictions to share information on a real-time basis. Civica also distributes PlateScan, a powerful license plate recognition system for stationary or vehicle-mounted cameras, identifying stolen vehicles, etc.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”
President and CEO, Visiphor Corporation

Investor and Media Inquiries:

Matthew Emery

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 295

E-mail: matthew.emery@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.